UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2009

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Election of Director

On November 18, 2009, the Board of Directors (the “Board”) of Marvell Technology Group Ltd. (“Marvell”) appointed Ta-lin Hsu to serve as a member of the Board of Marvell, effective as of the same day. Dr. Hsu was appointed for a term that extends until the 2010 annual general meeting of the shareholders.

Dr. Hsu is the founder and chairman of H&Q Asia Pacific. Prior to founding H&Q Asia Pacific in 1986, Dr. Hsu was a general partner at Hambrecht & Quist. Before joining Hambrecht & Quist, Dr. Hsu worked at IBM for 12 years. In his last position in senior management, Dr. Hsu held corporate responsibility for all of IBM’s advanced research in mass storage systems and technology. Dr. Hsu has served on the boards of a number of public and private companies. He currently serves as a member of the Board of Directors of Advanced Semiconductor Engineering, Inc., a semiconductor packaging and testing company, and Fabrinet, a provider of foundry services to optics OEMS. He is also Vice Chairman of the Board of Give2Asia and a member of the Council of Foreign Relations. Dr. Hsu received his undergraduate degree in Physics from National Taiwan University and his PhD in Electrical Engineering from the University of California at Berkeley. Dr. Hsu is a member of the Advisory Board of the Haas School of Business at the University of California at Berkeley.

The election to the Board of Dr. Hsu was not pursuant to any arrangement or understanding between Dr. Hsu or any third party. As of the date of this report, neither Dr. Hsu nor any member of his immediate family is a party, either directly or indirectly, to any transaction that the Marvell is aware of that is required to be reported pursuant to Item 404(a) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

No new compensation arrangement was entered into in connection with the appointment to the Board of Dr. Hsu. Dr. Hsu will receive Marvell’s standard compensation arrangements applicable to a director who is not an employee of Marvell, as well as automatic grants of options for common shares in accordance with the terms of the 2007 Director Stock Incentive Plan, as amended and restated, which was filed with the Securities and Exchange Commission (the “SEC”) as an exhibit to Marvell’s Current Report on Form 8-K on October 25, 2007.

Dr. Hsu will enter into Marvell’s standard form of indemnification agreement, which was filed with the SEC as an exhibit to Marvell’s Current Report on form 8-K on October 10, 2008.

The election of Dr. Hsu was announced in the press release attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1	Press release dated November 18, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 18, 2009

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ CLYDE R. HOSEIN
Clyde R. Hosein
Chief Financial Officer, Interim Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated November 18, 2009.

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